EXHIBIT 10.7

THE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (“BLUE SKY LAWS”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH BOTH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS, AND ASSURANCES THAT THE TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION WILL BE MADE ONLY IN COMPLIANCE WITH THE CONDITIONS OF ANY SUCH REGISTRATION OR EXEMPTION.

WARRANT

FOR

SHARES OF COMMON STOCK

OF

PROUROCARE MEDICAL INC.

Warrant No. 32	Plymouth, Minnesota
January 25, 2006

FOR VALUE RECEIVED, Adron Holdings, LLC, or its successors or assigns (“Holder”), is entitled to subscribe for and purchase from ProUroCare Medical Inc., a Nevada corporation (the “Company”), up to Fifty Thousand (50,000) fully paid and non-assessable shares of the Company’s common stock, $.00001 par value per share (the “Common Stock”), at the price of $0.50 per share, subject to adjustments as noted in section 3 below (the “Warrant Exercise Price”).

This warrant may be exercised by Holder at any time or from time to time on or prior to the fifth anniversary of the date hereof.

This warrant is subject to the following provisions, terms and conditions:

1.             Exercise of Warrant.  The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written notice of exercise delivered to the Company at least three days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and, except in connection with a Cashless Exercise (as defined below), upon payment to it by cash, certified check or bank draft of the purchase price for such shares. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by its surrender and, except in connection with a Cashless Exercise, payment to the Company of the Warrant Exercise Price.  Certificates for the shares of stock so purchased, bearing the restrictive legend set forth in Section 5 of this warrant, shall be delivered to the Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder within such time.  No fractional shares shall be issued upon the exercise of this warrant.

At the option of the Holder, payment of the Warrant Exercise Price may be made through a net exercise without payment of the Warrant Exercise Price in cash by the Holder providing notice to the Company of the Holder’s election to receive a number of shares of Common Stock in a cashless exercise (a “Cashless Exercise”). Upon receipt of a notice of Cashless Exercise, the Company shall deliver to the Holder (without cash payment by the Holder of any Warrant Exercise Price) that number of shares of Common Stock that is equal to the quotient obtained by dividing (x) the value of the portion of the warrant being exercised on the date that the warrant shall have been surrendered (determined by subtracting the aggregate Warrant Exercise Price for the number of shares of Common Stock as to which the warrant is being exercised from the aggregate Fair Market Value (as hereinafter defined) of such number of shares of Common Stock), by (y) the Fair Market Value of one share of Common Stock.  A notice of Cashless Exercise shall state the number of shares of Common Stock as to which the warrant is being exercised.  “Fair Market Value” for purposes of this Section shall mean the average of the Common Stock closing prices reported by the principal exchange on which the Common Stock is traded, or the last sale prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”) National Market, SmallCap Market, or Over-the-Counter Bulletin Board (OTCBB), as the case may be, for the ten (10) business days immediately preceding the date that the warrant shall have been surrendered or, in the event no public market shall exist for the Common Stock at the time of such cashless exercise, Fair Market Value shall mean the fair market value of the Common Stock as the same shall be determined in the good faith discretion of the Company’s Board of Directors, after full consideration of all factors then deemed relevant by such Board of Directors in establishing such value, including by way of illustration and not limitation, the per share purchase price of the most recent sale of shares of Common Stock by the Company after the date hereof, as evidenced by the vote of a majority of the directors then in office. Following a Cashless Exercise, the warrant shall be canceled in all respects with regard to (a) the number of shares of Common Stock issued in accordance with the cashless exercise plus (b) the number of shares of Common Stock used as consideration for the Cashless Exercise.

2.             Certain Covenants of the Company.  The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and non-assessable shares.  The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this warrant.

3.             Adjustment of Exercise Price and Number of Shares.  The number of shares the Holder may purchase and the Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this section 3.

(a)           Stock Dividend, Stock Split or Stock Combination.  If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such Common Stock.

(b)           Effect of Reorganization, Reclassification or Merger.  If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if it had exercised this warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale.

(c)           Notice of Adjustment.  Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.             No rights as Shareholder.  This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

5.             Application of Restrictions of Transfer.

(a)           No transfer of this warrant may be completed unless and until (i) the Company has received an opinion of counsel for the Company that such securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a registration statement relating to this warrant has been filed by the Company and declared effective by the Commission.  Subject to the foregoing, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Holder in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that he/she/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof.  Each Holder of this warrant, by taking or holding the same, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant or perform the obligations required hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

(b)           In no event shall the Holder(s) sell any shares of Common Stock that are issued upon the exercise of the rights represented by this warrant within 180 days following the effective date of an initial public offering of the Common Stock of the Company.

(c)           Each certificate for shares issued upon the exercise of the rights represented by this warrant shall bear a legend as follows unless, in the opinion of counsel to the Company, such legend is not required in order to ensure compliance with the Securities Act:

“THESE SHARES HAVE BEEN PURCHASED FOR INVESTMENT WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND APPLICABLE STATE SECURITIES LAWS, AND THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT THE PROPOSED TRANSACTION WITH BE EXEMPT FROM REGISTRATION.  IN ADDITION, IN NO EVENT MAY THE SECURITIES REPRESENTED BY THIS CERTIFICATE BE PUBLICLY SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE WITHIN 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF COMMON STOCK BY THE COMPANY.”

6.                                       Piggyback Registration.

(a)           If, at any time commencing from the date hereof and expiring four (4) years thereafter, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the “Act”) (other than in connection with a merger or pursuant to Form S-8, S-4 or other comparable registration statement) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holder and to all other Holders of its intention to do so.  If the Holder or other Holders notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such Securities in such proposed registration statement, the Company shall afford each of the Underwriter and such Holders the opportunity to have any such Securities registered under such registration statement. In the event any underwriter underwriting the sale of securities registered by such registration statement shall limit the number of securities includable in such registration by shareholders of the Company, the number of such securities shall be allocated pro rata among the Holders and the holders of other securities entitled to piggyback registration rights.

(b)           Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

(c)           Notwithstanding anything contained herein to the contrary, the registration rights granted to each Holder by this Section 6 shall automatically terminate on, and be of no further force or effect from and after, the date on which such Holder can sell all of the Securities held by such Holder without registration pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (or similar exception from registration).

7.             Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to its conflicts-of-law provisions.

8.             Amendments and Waivers.  The provisions of this Warrant may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given, unless the Company agrees in writing and has obtained the written consent of the Holder.

9.             Successors and Assigns.  All the terms and conditions of this Warrant shall be binding upon and inure to the benefit of the permitted successors and assigns of the Company and the Holder.

10.           Headings and References.  The headings of this Warrant are for convenience only and shall not affect the interpretation of this Warrant.  Unless the context indicates otherwise, all references herein to Sections are references to Sections of this Warrant.

11.           Notices.  All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing.  Notices sent to the Holder shall be mailed, hand delivered or faxed and confirmed to the Holder at his, her or its address set forth in the Company’s records.  Notices sent to the Company shall be mailed, hand delivered or faxed and confirmed to ProUroCare Medical Inc., One Carlson Parkway, Suite 124, Plymouth, Minnesota 55447, or to such other address as the Company or the Holder shall notify the other as provided in this Section.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by its duly authorized officer.

Dated: January 25, 2006.

PROUROCARE MEDICAL INC.:

	By:	/s/ Maurice R. Taylor II
	Name:	Maurice R. Taylor II
	Title:	Chairman and CEO

WARRANT EXERCISE (CASH/CHECK)

(To be signed only upon exercise of warrant for cash/check)

The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder,                          of the shares of Common Stock of ProUroCare Medical Inc. to which such warrant relates and herewith makes payment of $                         therefor in cash or by check and requests that the certificates for such shares be issued in the name of, and be delivered to                                            , whose address is set forth below the signature of the undersigned.

Dated:
(Signature)

WARRANT EXERCISE (CASHLESS)

(To be signed only upon a Cashless Exercise of warrant)

The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for                       of the shares of Common Stock of ProUroCare Medical Inc. to which such warrant relates pursuant to a Cashless Exercise, and requests that certificates for                            shares be issued in the name of, and be delivered to                                                              , whose address is set forth below the signature of the undersigned.

Dated:
(Signature)

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name and Address:

(please typewrite or print in block letters)

WARRANT ASSIGNMENT

(To be signed only upon transfer of warrant)

FOR VALUE RECEIVED,                                                                              hereby sells, assigns and transfers unto:

Name and Address:

(please typewrite or print in block letters)

the right to purchase                       shares of Common Stock as represented by this warrant to the extent of                        shares of Common Stock and as to which such right is exercisable and does hereby irrevocably constitute and appoint                                          attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:
(Signature)